UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 10, 2023

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1000 Ballpark Way Suite 400
Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 10, 2023, Six Flags Entertainment Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”), to furnish a copy of its earnings press release under Item 2.02 and Item 9.01 (the “Earnings Release”) announcing the financial condition and results of operations for the Company’s fiscal second quarter ended July 2, 2023. Subsequently, the Company became aware that certain information included in the Earnings Release was incorrect and the Company issued and made available a corrected version of its Earnings Release on the Company’s website at www.sixflags.com.

This Form 8-K/A amends the Original Form 8-K to furnish a Corrected Earnings Release as defined and described under Item 2.02 below. Specifically, the Corrected Earnings Release reflects the following adjustments to the financial information and statements that were furnished in the Original Form 8-K: (i) net income in the table that reconciles net income (loss) to Adjusted EBITDA increased from $79.9 million to $126.0 million for the twelve months ended July 2, 2023 (ii) Modified EBITDA increased from $429.4 million to $513.1 million for the twelve months ended July 2, 2023; (iii) Adjusted EBITDA increased from $383.3 million to $467.0 million for the twelve months ended July 2, 2023; and (iv) Adjusted EBITDA minus CAPEX increased from $260.1 million to $343.8 million for the twelve months ended July 2, 2023. The corrections referred to in this paragraph are hereinafter collectively referred to as the “Corrected Information”.

Item 2.02             Results of Operations and Financial Condition

On August 10, 2023, the Company issued the Earnings Release, a copy of which was furnished as Exhibit 99.1 to the Original Form 8-K. On August 11, 2023, the Company issued and made available on its website at www.sixflags.com an updated version of the Earnings Release reflecting the Corrected Information (the “Corrected Earnings Release”). The Corrected Earnings Release is furnished as Exhibit 99.1 to this Form 8-K/A, which supersedes Exhibit 99.1 to the Original Form 8-K in its entirety.

Item 9.01             Financial Statements and Exhibits

(d)	Exhibits
99.1	Corrected Press Release of Six Flags Entertainment Corporation, dated August 11, 2023
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Aimee Williams-Ramey
		Name:	Aimee Williams-Ramey
		Title:	Chief Legal Officer and Corporate Secretary
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Date: August 11, 2023